EXECUTION COPY

                               JOHN HANCOCK FUNDS

                             SUB-ADVISORY AGREEMENT

      AGREEMENT made this 31st day of December, 2005, among John Hancock Advisers, LLC, a Delaware limited liability company (the "Adviser"), Sovereign Asset Management LLC, a Delaware limited liability company (the "Sub-adviser"), and each of the trusts that is a signatory hereto (each, a "Trust" and together, as applicable, the "Trusts"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.    APPOINTMENT OF SUB-ADVISER

      The Sub-adviser undertakes to act as investment sub-adviser to each of the Trusts and the series thereof (each a "Fund"), in each case listed on Appendix A to this Agreement, as such Appendix may be amended by the affected Trust(s), the Adviser and the Sub-adviser from time to time, and, subject to the supervision and control of the Trustees of each Trust and the terms of this Agreement, to manage the investment and reinvestment of the assets of the Funds. The Sub-adviser will be an independent contractor and will have no authority to act for or represent any Trust, any Fund or the Adviser in any way except as expressly authorized in this Agreement or another writing by the applicable Trust or the Adviser. The Sub-adviser and the Adviser are currently affiliates under the common control of Manulife Financial Corporation.

2.    SERVICES TO BE RENDERED BY THE SUB-ADVISER TO THE TRUSTS AND THE FUNDS

a. Subject always to the direction and control of the Trustees of each Trust, the Sub-adviser shall have investment discretion over the assets of each Fund and will manage the investments and determine the composition of these assets in accordance with the applicable Trust's registration statement, as amended. In fulfilling its obligations to manage the investments and reinvestments of the assets of each Fund, the Sub-adviser will:

            i. obtain and evaluate pertinent economic, statistical, financial and other information affecting the economy generally and individual companies or industries the securities of which are included in a Fund's portfolio or are under consideration for inclusion in a Fund's portfolio;

            ii. formulate and implement a continuous investment program for each Fund that is consistent with the investment objectives and related investment policies for such Fund as described in the applicable Trust's registration statement, as amended, copies of which shall be furnished to the Sub-adviser promptly upon amendment;

            iii. take whatever steps are necessary to implement these investment programs by the purchase and sale of securities, including the placing of orders for such purchases and sales;

            iv. regularly report to the Trustees of each Trust and to the Adviser with respect to the implementation of these investment programs; and

            v. provide assistance to each Trust's custodian regarding the fair value of securities held by each Fund for which market quotations are not readily available.

b. The Sub-adviser, at its expense, will furnish all necessary investment and management facilities, including salaries of personnel required for it to execute its duties faithfully.

c. The Sub-adviser will select brokers and dealers to effect all transactions subject to the following conditions: The Sub-adviser will place all necessary orders with brokers, dealers, or issuers and will negotiate brokerage commissions, if applicable. The Sub-adviser is directed at all times to seek to execute brokerage transactions for each Fund in accordance with such policies or practices as may be established by the Trustees and described in the applicable Trust's registration statement, as amended, and consistent with its fiduciary obligation to seek best execution. Subject to policies established from time to time by the Board of Trustees of the Trusts, the Sub-adviser may pay a broker-dealer which provides research and brokerage services a higher spread or commission for a particular transaction than otherwise might have been charged by another broker-dealer if the Sub-adviser determines that the higher spread or commission is reasonable in relation to the value of the brokerage and research services that such broker-dealer provides, viewed in terms of either the particular transaction or the Sub-adviser's overall responsibilities with respect to accounts managed by the Sub-adviser. The Sub-adviser may use for the benefit of the Sub-adviser's other clients, or make available to companies affiliated with the Sub-adviser or to its directors for the benefit of their clients, any such brokerage and research services that the Sub-adviser obtains from brokers or dealers.

d. On occasions when the Sub-adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients of the Sub-adviser, the Sub-adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-adviser in the manner the Sub-adviser considers to be the most equitable and consistent with its fiduciary obligations to each Fund and to its other clients.

e. The Sub-adviser will maintain all accounts, books and records with respect to each Fund as are required of an investment sub-adviser of a registered investment company pursuant to the Investment Company Act of 1940, as amended (the "Investment Company Act") and Investment Advisers Act of 1940, as amended (the "Investment Advisers Act") and the rules thereunder.

f. The Sub-adviser shall vote proxies relating to each Fund's investment securities in accordance with the applicable Trust's proxy voting policies and procedures, which provide that the Sub-adviser shall vote all proxies relating to securities held by a Fund and, subject to the applicable

      Trust's policies and procedures, shall use proxy voting policies and procedures adopted by the Sub-adviser in conformance with Rule 206(4)-6 under the Investment Advisers Act. The Sub-adviser shall review its proxy voting activities on a periodic basis with the Trustees and with the Adviser.

3.    COMPENSATION OF SUB-ADVISER

      The Adviser will pay the Sub-adviser with respect to each Fund the compensation specified in Appendix A to this Agreement.

4.    LIABILITY OF SUB-ADVISER

      Neither the Sub-adviser nor any of its directors, officers or employees shall be liable to the Adviser or any Trust or Fund for any error of judgment or mistake of law or for any loss suffered by the Adviser, Trust or Fund in connection with the matters to which this Agreement relates, except for losses resulting from willful misfeasance, bad faith or gross negligence in the performance of, or from the reckless disregard of, the duties of the Sub-adviser or any of its directors.

5.    CONFLICTS OF INTEREST

      It is understood that trustees, officers, agents, members and shareholders of the Trusts are or may be interested in the Sub-adviser as trustees, officers, partners, shareholders, members or otherwise; that employees, agents, shareholders, members and partners of the Sub-adviser are or may be interested in a Trust as trustees, officers, shareholders, members or otherwise; that the Subadviser may be interested in the Trusts; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder, except as otherwise provided in the Agreement and Declaration of Trust of the applicable Trust and the limited liability company agreement of the Sub-adviser, respectively, or by specific provision of applicable law.

6.    REGULATION

      The Sub-adviser shall comply with all applicable laws and regulations in providing the services contemplated hereunder. Without limiting the foregoing, the Sub-adviser shall provide all information reasonably requested of it by the Board of Trustees of the Trusts in accordance with its duty to do so under
Section 15(c) of the Investment Company Act and the Sub-adviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body, by reason of this Agreement, may request or require pursuant to applicable laws and regulations.

7.    DURATION AND TERMINATION OF AGREEMENT

      This Agreement shall become effective with respect to each Fund on the later of its execution, (ii) the date of the meeting of the Board of Trustees of the applicable Trust, at which meeting this Agreement is approved as described below and (iii) immediately following the close of business on December 31, 2005. The Agreement will continue in effect with respect to a Fund for a period more than two years from its effective date only so long as such continuance is specifically approved at least annually either by the Trustees of the applicable Trust or by a majority of the outstanding voting securities of the applicable Fund, provided that in either event such continuance shall also be approved by the vote of a majority of the Trustees of the applicable Trust who are not interested persons (as defined in the Investment Company Act) of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Any required shareholder approval of the Agreement or of any continuance of the Agreement shall be effective with respect to any Fund if a majority of the outstanding voting securities of the series (as defined in Rule 18f-2(h) under the Investment Company Act) of shares of that Fund votes to approve the Agreement or its continuance, notwithstanding that the Agreement or its continuance may not have been approved by a majority of the outstanding voting securities of any other Fund affected by the Agreement.

      If any required shareholder approval of this Agreement or any continuance of the Agreement is not obtained, the Sub-adviser will continue to act as investment sub-adviser with respect to such Fund pending the required approval of the Agreement or its continuance or of a new contract with the Sub-adviser or a different adviser or sub-adviser or other definitive action; provided, that the compensation received by the Sub-adviser in respect of such Fund during such period is in compliance with Rule 15a-4 under the Investment Company Act.

      This Agreement may be terminated at anytime, without the payment of any penalty, as to a Fund by the Trustees of the applicable Trust or by the vote of a majority of the outstanding voting securities of the applicable Fund, on sixty days' written notice to the Adviser and the Sub-adviser, or by the Adviser or Sub-adviser on sixty days' written notice to the applicable Trust and the other party. This Agreement will automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in the Investment Company
Act) or in the event the advisory agreement between the Adviser and the applicable Trust terminates for any reason.

8.    PROVISION OF CERTAIN INFORMATION BY SUB-ADVISER

      The Sub-adviser will promptly notify the Adviser and the Trusts in writing of the occurrence of any of the following events:

a. the Sub-adviser fails to be registered as an investment adviser under the Investment Advisers Act or under the laws of any jurisdiction in which the Sub-adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement;

b. the Sub-adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of any Trust; and

c. any change in actual control or management of the Sub-adviser or the portfolio manager of any Fund.

9.    SERVICES TO OTHER CLIENTS

      The Adviser understands, and has advised each Trust's Board of Trustees, that the Sub-adviser now acts, or may in the future act, as an investment adviser to fiduciary and other managed accounts and as investment adviser or sub-adviser to other investment companies. Further, the Adviser understands, and has advised each Trust's Board of Trustees, that the Sub-adviser and its affiliates may give advice and take action for other accounts, including investment companies, which differs from advice given or the timing or nature of action taken for a Fund. The Sub-adviser is not obligated to initiate transactions for a Fund in any security that the Sub-adviser, its partners, affiliates or employees may purchase or sell for their own accounts or other clients.

10.   CONSULTATION WITH OTHER SUB-ADVISERS

      As required by Rule 17a-10 under the Investment Company Act, the Sub-adviser is prohibited from consulting with the entities listed below concerning transactions for a Fund in securities or other assets:

      1.    other sub-advisers to the Fund
      2.    other sub-advisers to any other Fund
      3.    other sub-advisers to a Fund under common control with such Fund provided, however, the Sub-adviser may consult with any entity listed above that is an affiliate of the Sub-adviser.

11.   ONGOING RESPONSIBILITIES OF THE ADVISER.

      The Adviser understands, and has advised the Trustees of the Trusts, that during the term of this Agreement the Adviser shall retain responsibility for
(i) providing the services set forth in Section 2 of this Agreement to the Trusts in the event the Sub-adviser fails, for whatever reason, to provide such services and (ii) ensuring that the services provided by the Sub-adviser to the Trusts pursuant to this Agreement are rendered in a manner such that the nature and quality of such services are at least comparable to the nature and quality of the investment advisory services heretofore rendered to the Trusts by the Adviser. Nothing in this Agreement is intended to limit or terminate the Adviser's responsibilities under the Advisory Agreement, which obligations, including the indemnification provisions thereof, shall remain in full force and effect.

12.   AMENDMENTS TO THE AGREEMENT

      This Agreement (with the exception of Appendix A, which may be amended by the Adviser and the Sub-adviser from time to time) may be amended by the parties hereto only if such amendment is specifically approved by the vote of a majority of the Trustees of each affected Trust and by the vote of a majority of the Trustees of each affected Trust who are not interested persons of any party to this Agreement cast in person at a meeting called for the purpose of voting ort such approval. Any required shareholder approval shall be effective with respect to any Fund if a majority of the outstanding voting securities of that Fund votes to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of (a) any other Fund affected by the amendment or (b) all the Funds of the applicable Trust. No amendment shall be effective unless it is in writing and signed by all parties hereto.

13.   ENTIRE AGREEMENT

      This Agreement contains the entire understanding and agreement of the parties.

14.   HEADINGS

      The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

15.   NOTICES

      All notices required to be given pursuant to this Agreement shall be delivered or mailed to the last known business address of the affected Trusts or applicable party in person or by registered mail or a private mail or delivery service providing the sender with notice of receipt. Notice shall be deemed given on the date delivered or mailed in accordance with this paragraph.

16.   SEVERABILITY

      Should any portion of this Agreement for any reason be held to be void in law or in equity, this Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

17.   GOVERNING LAW

      The provisions of this Agreement shall be construed and interpreted in accordance with the laws of The Commonwealth of Massachusetts, or any of the applicable provisions of the Investment Company Act. To the extent that the laws of The Commonwealth of Massachusetts, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.

18.   LIMITATION OF LIABILITY

      The Agreement and Declaration of Trust of each Trust, a copy of which, together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of The Commonwealth of Massachusetts, provides that the name of the applicable Trust refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property, for the satisfaction of any obligation or claim, in connection with the affairs of the Trust or any Fund thereof, but only the assets belonging to the Trust, or to the particular Fund with respect to which such obligation or claim arose, shall be liable.

19.   CONFIDENTIALITY OF FUND HOLDINGS

      The Sub-adviser agrees to treat the portfolio security positions of each Fund as confidential information in accordance with the applicable Trust's "Policy Regarding Disclosure of Fund Holdings," as such policy may be amended from time to time, and to prohibit its employees from trading on any such confidential information. The policy and any such amendment shall not be binding upon the Sub-adviser until a copy has been provided to the Sub-adviser.

20.   COMPLIANCE

      Upon execution of this Agreement, the Sub-adviser shall provide the Adviser and the Trusts with the Sub-adviser's written policies and procedures ("Compliance Policies") as required by Rule 206(4)-7 under the Investment Advisers Act. Throughout the term of this Agreement, the Sub-adviser shall promptly submit to the affected Trust and the Adviser: (i) any material changes to the Compliance Policies, (ii) notification of the commencement of any regulatory examination of the Sub-adviser and documentation describing the results of any such examination and of any periodic testing of the Compliance Policies, and (iii) notification of any material compliance matter that relates to the services provided by the Sub-adviser to any Trust, including but not limited to any material violation of the Compliance Policies or of the Sub-adviser's code of ethics. Throughout the term of this Agreement, the Sub-adviser shall provide the Adviser and the Trust with any certifications, information and access to personnel and resources (including those resources that will permit testing of the Compliance Policies by the Adviser) that the Trust and/or the Adviser may reasonably request to enable the Trusts to comply with Rule 38a-1 under the Investment Company Act.

      (THE REMAINDER OF THIS SPACE HAS BEEN INTENTIONALLY LEFT BLANK)

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal by their duly authorized officers as of the date first mentioned above.

                                  JOHN HANCOCK ADVISERS, LLC
                                  By:    /s/ John G. Vrysen
                                        ------------------------------------
                                  Name:  John G. Vrysen
                                  Title: Executive Vice President and Chief
                                         Financial Officer


                                  SOVEREIGN ASSET MANAGEMENT LLC
                                  By:    /s/ Barry H. Evans
                                         ---------------------------------
                                  Name:  Barry H. Evans
                                  Title: Senior Vice President and Chief
                                         Operating Officer

       IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal by their duly authorized officers as of the date first mentioned above.

                           JOHN HANCOCK CURRENT INTEREST
                           on behalf of
                           John Hancock Money Market Fund
                           John Hancock U.S. Government Cash Reserve


                           JOHN HANCOCK SOVEREIGN BOND FUND
                           on behalf of
                           John Hancock Bond Fund


                           JOHN HANCOCK STRATEGIC SERIES
                           on behalf of
                           John Hancock Strategic Income Fund


                           JOHN HANCOCK BOND TRUST
                           on behalf of
                           John Hancock Government Income Fund
                           John Hancock High Yield Fund
                           John Hancock Investment Grade Bond Fund


                           JOHN HANCOCK TAX-EXEMPT SERIES FUND
                           on behalf of
                           John Hancock Massachusetts Tax-Free Income Fund John Hancock New York Tax-Free Income Fund


                           JOHN HANCOCK CALIFORNIA TAX-FREE INCOME FUND


                           JOHN HANCOCK MUNICIPAL SERIES TRUST
                           on behalf of
                           John Hancock High Yield Municipal Bond Fund
                           John Hancock Tax-Free Bond Fund


                           JOHN HANCOCK EQUITY TRUST
                           on behalf of
                           John Hancock Growth Trends Fund

                           John Hancock Technology Leaders Fund


                           JOHN HANCOCK INVESTMENT TRUST II
                           on behalf of
                           John Hancock Financial Industries Fund
                           John Hancock Regional Bank Fund
                           John Hancock Small Cap Equity Fund


                           JOHN HANCOCK INVESTMENT TRUST III
                           on behalf of
                           John Hancock Mid Cap Growth Fund


                           JOHN HANCOCK WORLD FUND
                           on behalf of
                           John Hancock Health Sciences Fund


                           JOHN HANCOCK SERIES TRUST
                           on behalf of
                           John Hancock Focused Equity Fund
                           John Hancock Mid Cap Equity Fund
                           John Hancock Multi Cap Growth Fund
                           John Hancock Real Estate Fund
                           John Hancock Small Cap Growth Fund,
                            John Hancock Technology Fund


                           JOHN HANCOCK INVESTMENT TRUST
                           on behalf of
                           John Hancock Balanced Fund
                           John Hancock Large Cap Equity Fund
                           John Hancock Large Cap Intrinsic Value Fund
                           John Hancock Small Cap Intrinsic Value Fund
                           John Hancock Sovereign Investors Fund


                           JOHN HANCOCK PATRIOT PREFERRED
                           DIVIDEND FUND


                           JOHN HANCOCK PREFERRED INCOME FUND
                           III

                           JOHN HANCOCK PATRIOT SELECT
                           DIVIDEND TRUST


                           JOHN HANCOCK PATRIOT GLOBAL
                           DIVIDEND FUND


                           JOHN HANCOCK PREFERRED INCOME FUND


                           JOHN HANCOCK PREFERRED INCOME FUND
                           II


                           JOHN HANCOCK PATRIOT PREMIUM
                           DIVIDEND FUND I


                           JOHN HANCOCK BANK AND THRIFT
                           OPPORTUNITY FUND


                           JOHN HANCOCK PATRIOT PREMIUM
                           DIVIDEND FUND II


                           JOHN HANCOCK INCOME SECURITIES
                           TRUST


                           JOHN HANCOCK INVESTORS TRUST


                           JOHN HANCOCK TAX-ADVANTAGED
                           DIVIDEND INCOME FUND


                           Executed on behalf of each Trust and its relevant Series referenced above:


                           By:    /s/ Keith F. Hartstein
                                  -------------------------------------
                           Name:  Keith F. Hartstein
                           Title: President and Chief Executive Officer

                                   APPENDIX A

      The Sub-adviser shall serve as investment sub-adviser for each Fund listed below. The Adviser will pay the Sub-adviser, as full compensation for all services provided under this Agreement with respect to each Fund, the fee computed separately for such Fund at an annual rate as follows (the "Sub-adviser Fee"):

                     TRUST AND FUND         PERCENTAGE OF
                                           AVERAGE DAILY NET
                                                ASSETS

                         (See attachment to Appendix A)

      The Sub-adviser Fee for each Fund shall be accrued for each calendar day, and the sum of the daily fee accruals shall be paid monthly to the Sub-adviser WITHIN 30 CALENDAR DAYS OF THE END OF EACH MONTH. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year, by the applicable Sub-adviser Fee, and multiplying this product by the net assets of the Fund. THE ADVISER SHALL PROVIDE THE SUB-ADVISER WITH SUCH INFORMATION AS THE SUB-ADVISER MAY REASONABLY REQUEST SUPPORTING THE CALCULATION OF THE FEES PAID TO IT HEREUNDER. FEES SHALL BE PAID EITHER BY WIRE TRANSFER OR CHECK, AS DIRECTED BY THE SUB-ADVISER.

      If, with respect to any Fund, this Agreement becomes effective or terminates, or if the manner of determining the applicable Sub-adviser Fee changes, before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination or from the beginning of such month to the date of such change, as the case may be, shall be pro rated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.

Balanced                                     to $2 bil                 > $2 bil
                                             ---------                      ---
                           Subadvisory
                                             0.300%                    0.250%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Bond                                         to $1.5 bil               $1.5 - 2.0 bil  $2.0 - 2.5 bil  > $2.5 bil
                                             -----------               --------------  --------------  ----------
                           Subadvisory
                                             0.200%                    0.125%          0.100%          0.100%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
CA Tax-Free Income                           to $500 m                 next $500m      > $1 bil
                                             ---------                 ----------      --------

                           Subadvisory       0.200%                    0.150%          0.150%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Financial Industries                         to $500 m                 next $500m      next bil        > $2 bil
                                             ---------                 ----------      --------        --------

                           Subadvisory       0.400%                    0.300%          0.250%          0.250%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Focused Equity                               to $800m                  > $800m
                                             --------                  -------

                           Subadvisory       0.350%                    0.300%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Government Income                            to $300 m                 next $300m      > $600m
                                             ---------                 ----------      -------

                           Subadvisory       0.200%                    0.150%          0.100%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Growth Trends                                to $2.4 bil               > $2.4 bil
                                             -----------                 --------

                           Subadvisory       0.350%                    0.250%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Health Sciences                              $200 bil                  > $200m
                                             --------                    -----

                           Subadvisory       0.450%                    0.400%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
High Yield                                   to $75m                   next $75m       $150m - $2.5b   $2.5b - 5.0b  > $5 bil
                                             -------                   ---------       -------------   ------------  --------

                                                                                                       0.150%
                           Subadvisory       0.275%                    0.275%          0.225%                        0.150%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
High Yield Muni. Bond                        to $75m                   next $75m       > $150m
                                             -------                   ---------       -------

                           Subadvisory       0.200%                    0.200%          0.200%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Investment Grade Bond                        to $1.5 bil               > $1.5 bil
                                             -----------               ----------

                           Subadvisory       0.200%                    0.100%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Large Cap Equity                             to $3 bil                 > $3 bil
                                             ---------                 --------

                           Subadvisory       0.325%                    0.200%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Large Cap Intrinsic                          All Assets
Value                      Advisory          0.750% 0.325%
                           Subadvisory
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
MA Tax-Free Income                           to $250m                  next $250m      $500m - $1bil   next $250m    > $1.25 bil
                                             --------                  ----------      -------------   ----------    -----------

                                                                                                       0.150%
                           Subadvisory       0.200%                    0.200%          0.150%                        0.150%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Mid Cap Equity                               to $500m                  next $500m      > $1 bil.
                                             --------                  ----------      ---------

                           Subadvisory       $0.350%                   0.300%          0.250%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth                               to $500m                  next $500m      > $1 bil.
                                             --------                  ----------      ---------

                           Subadvisory       $0.350%                   0.300%          0.250%
------------------------------------------------------------------------------------------------------------------------------------

Money Market                                 to $500m     next $250m    next $250m     next $500m      next $500m    next $500m
                                             --------     ----------    ----------     ----------      ----------    ----------
                                                                                       0.020%          0.020%        0.020%
                           Subadvisory       $0.050%      0.020%        0.020%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Multi Cap Growth                             to $750m     > $750m
                                             --------     -------
                           Subadvisory       $0.350%      0.250%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
NY Tax-Free Income                           to $250m     next $250m    $500m -        next $250m      > 1.25 bil
                                             --------     ----------    -------        ----------      ----------
                                                                        $1bil
                                                                        --------
                                                                                       0.150%
                           Subadvisory       $0.200%      0.200%        0.150%                         0.150%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Real Estate                                  to $1.5 bil  > $1.5 bil
                                             -----------  ----------

                           Subadvisory       $0.350%      0.300%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Regional Bank                                to $500m     next $500m    next bil       > 2 bil
                                             --------     ----------    --------       -------

                           Subadvisory       $0.400%      0.300%        0.250%         0.250%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Equity                             to $1 bil    > $1 bil
                                             ---------    --------

                           Subadvisory       $0.450%      0.400%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth                             to $1.5 bil  > $1.5 bil
                                             -----------  ----------

                           Subadvisory       $0.450%      0.400%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Intrinsic                          to $500 m    next $500m    > 1 bil
                                             ---------    ----------    -------
Value
                           Subadvisory       $0.500%      0.450%        0.400%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Sovereign Investors                          to $570 m    next $750m    next bil       > 2.5 bil
                                             ---------    ----------    --------       ----------

                           Subadvisory       $0.325%      0.250%        0.250%         0.200%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Strategic                                    to $100m     $100m -       $250 - $500m   $500 -          $650m - $1bil > 1 bil
                                             --------     -------       ------------   ------          ------------- -------
Income                                                    $250m                        $650m

                           Subadvisory       $0.275%      0.275%        0.200%         0.200%                        0.150%
                                                                                                                     ------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Tax-Free Bond                                to $500m     next $500m    > $1 bil.
                                             --------     ----------    ---------

                           Subadvisory       $0.200%      0.150%        0.100%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Technology                                   to $100m     next $750m    > $800m
                                             --------     ----------    -------

                           Subadvisory       $0.450%      0.400%        0.350%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Technology                                   All Assets
Leaders                    Advisory          1.00%
                           Subadvisory       0.400%
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
US Gov't Cash                                to $500m   next $250m   next $250m    next $500m    next $500m  next $500m     > $2.5
Reserve
                                                                                     0.020%        0.020%      0.020%
                           Subadvisory       $0.050%    0.020%      0.020%                                                  0.20%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Bank & Thrift                                All Assets
Opportunity
                           Subadvisory       0.400%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------


Income Securities                            to $150m     next $50m     next $100m     > 300m
                                             --------     ---------     ----------     ------

                           Subadvisory       $0.200%      0.200%        0.200%         0.150%

Investors Trust                              to $150m     next $50m     next $100m     > 300m
                                             --------     ---------     ----------     ------

                           Subadvisory       $0.200%      0.200%        0.200%         0.150%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JH Preferred Income                          All Assets
                                             ----------

                           Subadvisory       0.150%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JH Preferred Income II                       All Assets
                                             ----------

                           Subadvisory       0.150%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JH Preferred Income III                      All Assets
                                             ----------

                           Subadvisory       0.150%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JH Tax-Adv. Div. Inc.                        All Assets
                                             ----------

                           Subadvisory       0.150%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Patriot Global                               All Assets
                                             ----------

                           Subadvisory       0.200%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Patriot Preferred                            All Assets
                                             ----------

                           Subadvisory       0.200%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Patriot Prem. Dividend I                     All Assets
                                             ----------

                           Subadvisory       0.200%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Patriot Prem. Dividend II                    All Assets
                                             ----------

                           Subadvisory       0.200%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

Patriot Select Dividend                      All Assets
                                             ----------

                           Subadvisory       0.200%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------